EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-46372 of Rampart Capital Corporation on Form S-8 of our report dated February 7, 2003 appearing in the Annual Report on Form 10-KSB of Rampart Capital Corporation for the year ended December 31, 2002.


/s/  Pannell  Kerr  Forster  of  Texas,  P.C.

Houston,  Texas
March  25,  2003